Exhibit 4.2

TWELFTH SUPPLEMENTAL INDENTURE

(Senior Notes due 2024)

THIS TWELFTH SUPPLEMENTAL INDENTURE (this “Twelfth Supplemental Indenture”) is dated as of March 17, 2017 among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the entities listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 11, 2014 (as supplemented by that First Supplemental Indenture, dated as of June 27, 2014, that Second Supplemental Indenture, dated as of November 25, 2014, that Third Supplemental Indenture, dated as of January 23, 2015, that Fourth Supplemental Indenture, effective as of March 2, 2015, that Fifth Supplemental Indenture, dated as of April 1, 2015, that Sixth Supplemental Indenture, dated as of August 4, 2015, that Seventh Supplemental Indenture, dated as of November 9, 2015, that Eighth Supplemental Indenture, dated as of March 29, 2016, that Ninth Supplemental Indenture, dated as of May 13, 2016, that Tenth Supplemental Indenture, dated as of August 9, 2016, and that Eleventh Supplemental Indenture, dated as of November 10, 2016; the “Indenture”), providing for the issuance of the Issuer’s 4.950% Senior Notes due 2024 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has created or acquired the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

[12th Supplemental Indenture – 2024 Notes]

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.	AMENDMENT TO GUARANTEE. The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors. Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.	NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, member or manager of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Twelfth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Twelfth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Twelfth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.	THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twelfth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

[12th Supplemental Indenture – 2024 Notes]

2

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

OMEGA HEALTHCARE INVESTORS, INC.,
a Maryland corporation

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

SUBSIDIARY GUARANTORS:

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:		Omega Healthcare Investors, Inc. as General Partner

	By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

ON BEHALF OF EACH OF THE OTHER SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 12th Supplemental Indenture – 2024 Notes]

NEW SUBSIDIARIES:

ON BEHALF OF EACH OF THE NEW SUBSIDIARIES LISTED ON SCHEDULE II

By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 12th Supplemental Indenture – 2024 Notes]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ David Ferrell
Name: David Ferrell
Title: Vice President

[Signature Page – 12th Supplemental Indenture – 2024 Notes]

Schedule I

SUBSIDIARY GUARANTORS

1.	11900 East Artesia Boulevard, LLC
2.	1200 Ely Street Holdings Co. LLC
3.	13922 Cerise Avenue, LLC
4.	1628 B Street, LLC
5.	2400 Parkside Drive, LLC
6.	2425 Teller Avenue, LLC
7.	245 East Wilshire Avenue, LLC
8.	3232 Artesia Real Estate, LLC
9.	3806 Clayton Road, LLC
10.	42235 County Road Holdings Co. LLC
11.	446 Sycamore Road, L.L.C.
12.	48 High Point Road, LLC
13.	523 Hayes Lane, LLC
14.	637 East Romie Lane, LLC
15.	Alamogordo Aviv, L.L.C.
16.	Albany Street Property, L.L.C.
17.	Arizona Lessor - Infinia, LLC
18.	Arkansas Aviv, L.L.C.
19.	Arma Yates, L.L.C.
20.	Avery Street Property, L.L.C
21.	Aviv Asset Management, L.L.C.
22.	Aviv Financing I, L.L.C.
23.	Aviv Financing II, L.L.C.
24.	Aviv Financing III, L.L.C.
25.	Aviv Financing IV, L.L.C.
26.	Aviv Financing V, L.L.C.
27.	Aviv Foothills, L.L.C.
28.	Aviv Healthcare Properties Operating Partnership I, L.P.
29.	Aviv Liberty, L.L.C.
30.	Avon Ohio, L.L.C.
31.	Bala Cynwyd Real Estate, LP
32.	Bayside Colorado Healthcare Associates, LLC
33.	Bayside Street II, LLC
34.	Bayside Street, LLC (f/k/a Bayside Street, Inc.)
35.	Belleville Illinois, L.L.C.
36.	Bellingham II Associates, L.L.C.
37.	Bethel ALF Property, L.L.C.
38.	BHG Aviv, L.L.C.
39.	Biglerville Road, L.L.C.
40.	Bonham Texas, L.L.C.
41.	Bradenton ALF Property, L.L.C.
42.	Burton NH Property, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

43.	California Aviv Two, L.L.C.
44.	California Aviv, L.L.C.
45.	Camas Associates, L.L.C.
46.	Canton Health Care Land, LLC (f/k/a Canton Health Care Land, Inc.)
47.	Carnegie Gardens LLC
48.	Casa/Sierra California Associates, L.L.C.
49.	CFG 2115 Woodstock Place LLC
50.	Champaign Williamson Franklin, L.L.C.
51.	Chardon Ohio Property Holdings, L.L.C.
52.	Chardon Ohio Property, L.L.C.
53.	Chatham Aviv, L.L.C.
54.	Chippewa Valley, L.L.C.
55.	CHR Bartow LLC
56.	CHR Boca Raton LLC
57.	CHR Bradenton LLC
58.	CHR Cape Coral LLC
59.	CHR Fort Myers LLC
60.	CHR Fort Walton Beach LLC
61.	CHR Lake Wales LLC
62.	CHR Lakeland LLC
63.	CHR Pompano Beach Broward LLC
64.	CHR Pompano Beach LLC
65.	CHR Sanford LLC
66.	CHR Spring Hill LLC
67.	CHR St. Pete Bay LLC
68.	CHR St. Pete Egret LLC
69.	CHR Tampa Carrollwood LLC
70.	CHR Tampa LLC
71.	CHR Tarpon Springs LLC
72.	CHR Titusville LLC
73.	Clarkston Care, L.L.C.
74.	Clayton Associates, L.L.C.
75.	Colonial Gardens, LLC
76.	Colonial Madison Associates, L.L.C.
77.	Colorado Lessor - Conifer, LLC
78.	Columbus Texas Aviv, L.L.C.
79.	Columbus Western Avenue, L.L.C.
80.	Colville Washington Property, L.L.C.
81.	Commerce Nursing Homes, L.L.C.
82.	Commerce Sterling Hart Drive, L.L.C.
83.	Conroe Rigby Owen Road, L.L.C.
84.	CR Aviv, L.L.C.
85.	Crete Plus Five Property, L.L.C.
86.	Crooked River Road, L.L.C.
87.	CSE Albany LLC
88.	CSE Amarillo LLC

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

89.	CSE Arden L.P.
90.	CSE Augusta LLC
91.	CSE Bedford LLC
92.	CSE Blountville LLC
93.	CSE Bolivar LLC
94.	CSE Cambridge LLC
95.	CSE Cambridge Realty LLC
96.	CSE Camden LLC
97.	CSE Canton LLC
98.	CSE Casablanca Holdings II LLC
99.	CSE Casablanca Holdings LLC
100.	CSE Cedar Rapids LLC
101.	CSE Centennial Village, LP
102.	CSE Chelmsford LLC
103.	CSE Chesterton LLC
104.	CSE Claremont LLC
105.	CSE Corpus North LLC
106.	CSE Denver Iliff LLC
107.	CSE Denver LLC
108.	CSE Douglas LLC
109.	CSE Elkton LLC
110.	CSE Elkton Realty LLC
111.	CSE Fairhaven LLC
112.	CSE Fort Wayne LLC
113.	CSE Frankston LLC
114.	CSE Georgetown LLC
115.	CSE Green Bay LLC
116.	CSE Hilliard LLC
117.	CSE Huntingdon LLC
118.	CSE Huntsville LLC
119.	CSE Indianapolis-Continental LLC
120.	CSE Indianapolis-Greenbriar LLC
121.	CSE Jacinto City LLC
122.	CSE Jefferson City LLC
123.	CSE Jeffersonville-Hillcrest Center LLC
124.	CSE Jeffersonville-Jennings House LLC
125.	CSE Kerrville LLC
126.	CSE King L.P.
127.	CSE Kingsport LLC
128.	CSE Knightdale L.P.
129.	CSE Lake City LLC
130.	CSE Lake Worth LLC
131.	CSE Lakewood LLC
132.	CSE Las Vegas LLC
133.	CSE Lawrenceburg LLC
134.	CSE Lenoir L.P.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

135.	CSE Lexington Park LLC
136.	CSE Lexington Park Realty LLC
137.	CSE Ligonier LLC
138.	CSE Live Oak LLC
139.	CSE Lowell LLC
140.	CSE Marianna Holdings LLC
141.	CSE Memphis LLC
142.	CSE Mobile LLC
143.	CSE Moore LLC
144.	CSE North Carolina Holdings I LLC
145.	CSE North Carolina Holdings II LLC
146.	CSE Omro LLC
147.	CSE Orange Park LLC
148.	CSE Orlando-Pinar Terrace Manor LLC
149.	CSE Orlando-Terra Vista Rehab LLC
150.	CSE Pennsylvania Holdings, LP
151.	CSE Piggott LLC
152.	CSE Pilot Point LLC
153.	CSE Pine View LLC
154.	CSE Ponca City LLC
155.	CSE Port St. Lucie LLC
156.	CSE Richmond LLC
157.	CSE Ripley LLC
158.	CSE Ripon LLC
159.	CSE Safford LLC
160.	CSE Salina LLC
161.	CSE Seminole LLC
162.	CSE Shawnee LLC
163.	CSE Spring Branch LLC
164.	CSE Stillwater LLC
165.	CSE Taylorsville LLC
166.	CSE Texarkana LLC
167.	CSE Texas City LLC
168.	CSE The Village LLC
169.	CSE Upland LLC
170.	CSE Walnut Cove L.P.
171.	CSE West Point LLC
172.	CSE Whitehouse LLC
173.	CSE Williamsport LLC
174.	CSE Winter Haven LLC
175.	CSE Woodfin L.P.
176.	CSE Yorktown LLC
177.	Cuyahoga Falls Property, L.L.C.
178.	Dallas Two Property, L.L.C.
179.	Danbury ALF Property, L.L.C.
180.	Darien ALF Property, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

181.	Delta Investors I, LLC
182.	Delta Investors II, LLC
183.	Denison Texas, L.L.C.
184.	Desert Lane LLC
185.	Dixie White House Nursing Home, LLC (f/k/a Dixie White House Nursing Home, Inc.)
186.	Dixon Health Care Center, LLC (f/k/a Dixon Health Care Center, Inc.)
187.	East Rollins Street, L.L.C.
188.	Edgewood Drive Property, L.L.C.
189.	Effingham Associates, L.L.C.
190.	Elite Mattoon, L.L.C.
191.	Elite Yorkville, L.L.C.
192.	Encanto Senior Care, LLC
193.	Falcon Four Property Holding, L.L.C.
194.	Falcon Four Property, L.L.C.
195.	Falfurrias Texas, L.L.C.
196.	Florida ALF Properties, L.L.C.
197.	Florida Four Properties, L.L.C.
198.	Florida Lessor – Meadowview, LLC
199.	Florida Real Estate Company, LLC
200.	Fort Stockton Property, L.L.C.
201.	Four Fountains Aviv, L.L.C.
202.	Fredericksburg South Adams Street, L.L.C.
203.	Freewater Oregon, L.L.C.
204.	Fullerton California, L.L.C.
205.	G&L Gardens, LLC
206.	Gardnerville Property, L.L.C.
207.	Georgia Lessor - Bonterra/Parkview, LLC
208.	Germantown Property, L.L.C.
209.	Giltex Care, L.L.C.
210.	Glendale NH Property, L.L.C.
211.	Golden Hill Real Estate Company, LLC
212.	Gonzales Texas Property, L.L.C.
213.	Great Bend Property, L.L.C.
214.	Greenbough, LLC
215.	Greenville Kentucky Property, L.L.C.
216.	Heritage Monterey Associates, L.L.C.
217.	HHM Aviv, L.L.C.
218.	Hidden Acres Property, L.L.C.
219.	Highland Leasehold, L.L.C.
220.	Hobbs Associates, L.L.C.
221.	Hot Springs Atrium Owner, LLC
222.	Hot Springs Aviv, L.L.C.
223.	Hot Springs Cottages Owner, LLC
224.	Hot Springs Marina Owner, LLC
225.	Houston Texas Aviv, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

226.	Hutchinson Kansas, L.L.C.
227.	Hutton I Land, LLC (f/k/a Hutton I Land, Inc.)
228.	Hutton II Land, LLC (f/k/a Hutton II Land, Inc.)
229.	Hutton III Land, LLC (f/k/a Hutton III Land, Inc.)
230.	Idaho Associates, L.L.C.
231.	Illinois Missouri Properties, L.L.C.
232.	Indiana Lessor – Wellington Manor, LLC
233.	Iowa Lincoln County Property, L.L.C.
234.	Jasper Springhill Street, L.L.C.
235.	Kansas Five Property, L.L.C.
236.	Karan Associates Two, L.L.C.
237.	Karan Associates, L.L.C.
238.	Karissa Court Property, L.L.C.
239.	KB Northwest Associates, L.L.C.
240.	Kentucky NH Properties, L.L.C.
241.	Kingsville Texas, L.L.C.
242.	LAD I Real Estate Company, LLC
243.	Leatherman 90-1, LLC (f/k/a Leatherman 90-1, Inc.)
244.	Leatherman Partnership 89-1, LLC (f/k/a Leatherman Partnership 89-1, Inc.)
245.	Leatherman Partnership 89-2, LLC (f/k/a Leatherman Partnership 89-2, Inc.)
246.	Louisville Dutchmans Property, L.L.C.
247.	Magnolia Drive Property, L.L.C.
248.	Manor Associates, L.L.C.
249.	Mansfield Aviv, L.L.C.
250.	Massachusetts Nursing Homes, L.L.C.
251.	McCarthy Street Property, L.L.C.
252.	Meridian Arms Land, LLC (f/k/a Meridian Arms Land, Inc.)
253.	Minnesota Associates, L.L.C.
254.	Mishawaka Property, L.L.C.
255.	Missouri Associates, L.L.C.
256.	Missouri Regency Associates, L.L.C.
257.	Montana Associates, L.L.C.
258.	Monterey Park Leasehold Mortgage, L.L.C.
259.	Mount Washington Property, L.L.C.
260.	Mt. Vernon Texas, L.L.C.
261.	Murray County, L.L.C.
262.	Muscatine Toledo Properties, L.L.C.
263.	N.M. Bloomfield Three Plus One Limited Company
264.	N.M. Espanola Three Plus One Limited Company
265.	N.M. Lordsburg Three Plus One Limited Company
266.	N.M. Silver City Three Plus One Limited Company
267.	New Hope Property, L.L.C.
268.	Newtown ALF Property, L.L.C.
269.	Nicholasville Kentucky Property, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

270.	North Las Vegas LLC
271.	North Royalton Ohio Property, L.L.C.
272.	Norwalk ALF Property, L.L.C.
273.	NRS Ventures, L.L.C.
274.	Oakland Nursing Homes, L.L.C.
275.	Ocean Springs Nursing Home, LLC (f/k/a Ocean Springs Nursing Home, Inc.)
276.	October Associates, L.L.C.
277.	Ogden Associates, L.L.C.
278.	OHI (Connecticut), LLC
279.	OHI (Illinois), LLC(f/k/a OHI (Illinois), Inc.)
280.	OHI (Indiana), LLC
281.	OHI (Iowa), LLC(f/k/a OHI (Iowa), Inc.)
282.	OHI Asset (AR) Ash Flat, LLC
283.	OHI Asset (AR) Camden, LLC
284.	OHI Asset (AR) Conway, LLC
285.	OHI Asset (AR) Des Arc, LLC
286.	OHI Asset (AR) Hot Springs, LLC
287.	OHI Asset (AR) Malvern, LLC
288.	OHI Asset (AR) Mena, LLC
289.	OHI Asset (AR) Pocahontas, LLC
290.	OHI Asset (AR) Sheridan, LLC
291.	OHI Asset (AR) Walnut Ridge, LLC
292.	OHI Asset (AZ) Austin House, LLC
293.	OHI Asset (CA), LLC
294.	OHI Asset (CO), LLC
295.	OHI Asset (CO) Brighton, LLC
296.	OHI Asset (CO) Denver, LLC
297.	OHI Asset (CO) Mesa, LLC
298.	OHI Asset (CT) Lender, LLC
299.	OHI Asset (FL) Eustis, LLC
300.	OHI Asset (FL) Lake Placid, LLC
301.	OHI Asset (FL) Lender, LLC
302.	OHI Asset (FL) Lutz, LLC
303.	OHI Asset (FL) Middleburg, LLC
304.	OHI Asset (FL), LLC
305.	OHI Asset (FL) Pensacola - Hillview, LLC
306.	OHI Asset (FL) Pensacola, LLC
307.	OHI Asset (FL) Sebring, LLC
308.	OHI Asset (GA) Dunwoody, LLC
309.	OHI Asset (GA) Macon, LLC
310.	OHI Asset (GA) Moultrie, LLC
311.	OHI Asset (GA) Nashville, LLC
312.	OHI Asset (GA) Roswell, LLC
313.	OHI Asset (GA) Snellville, LLC
314.	OHI Asset (GA) Valdosta, LLC

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

315.	OHI Asset (ID) Holly, LLC
316.	OHI Asset (ID) Midland, LLC
317.	OHI Asset (ID), LLC
318.	OHI Asset (IL), LLC
319.	OHI Asset (IN) American Village, LLC
320.	OHI Asset (IN) Anderson, LLC
321.	OHI Asset (IN) Beech Grove, LLC
322.	OHI Asset (IN) Clarksville, LLC
323.	OHI Asset (IN) Clinton, LLC
324.	OHI Asset (IN) Connersville, LLC
325.	OHI Asset (IN) Crown Point, LLC
326.	OHI Asset (IN) Eagle Valley, LLC
327.	OHI Asset (IN) Elkhart, LLC
328.	OHI Asset (IN) Forest Creek, LLC
329.	OHI Asset (IN) Fort Wayne, LLC
330.	OHI Asset (IN) Franklin, LLC
331.	OHI Asset (IN) Greensburg, LLC
332.	OHI Asset (IN) Indianapolis, LLC
333.	OHI Asset (IN) Jasper, LLC
334.	OHI Asset (IN) Kokomo, LLC
335.	OHI Asset (IN) Lafayette, LLC
336.	OHI Asset (IN) Madison, LLC
337.	OHI Asset (IN) Monticello, LLC
338.	OHI Asset (IN) Noblesville, LLC
339.	OHI Asset (IN) Rosewalk, LLC
340.	OHI Asset (IN) Salem, LLC
341.	OHI Asset (IN) Seymour, LLC
342.	OHI Asset (IN) Spring Mill, LLC
343.	OHI Asset (IN) Terre Haute, LLC
344.	OHI Asset (IN) Wabash, LLC
345.	OHI Asset (IN) Westfield, LLC
346.	OHI Asset (IN) Zionsville, LLC
347.	OHI Asset (LA) Baton Rouge, LLC
348.	OHI Asset (LA), LLC
349.	OHI Asset (MD), LLC
350.	OHI Asset (MD) Baltimore - Pall Mall, LLC
351.	OHI Asset (MD) Baltimore - West Belvedere, LLC
352.	OHI Asset (MD) Salisbury, LLC
353.	OHI Asset (MI) Heather Hills, LLC
354.	OHI Asset (MI), LLC
355.	OHI Asset (MI) Carson City, LLC
356.	OHI Asset (MO), LLC
357.	OHI Asset (MO) Jackson, LLC
358.	OHI Asset (MS) Byhalia, LLC
359.	OHI Asset (MS) Cleveland, LLC
360.	OHI Asset (MS) Clinton, LLC

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

361.	OHI Asset (MS) Columbia, LLC
362.	OHI Asset (MS) Corinth, LLC
363.	OHI Asset (MS) Greenwood, LLC
364.	OHI Asset (MS) Grenada, LLC
365.	OHI Asset (MS) Holly Springs, LLC
366.	OHI Asset (MS) Indianola, LLC
367.	OHI Asset (MS) Natchez, LLC
368.	OHI Asset (MS) Picayune, LLC
369.	OHI Asset (MS) Vicksburg, LLC
370.	OHI Asset (MS) Yazoo City, LLC
371.	OHI Asset (NC) Biscoe, LLC
372.	OHI Asset (NC) Cornelius, LLC
373.	OHI Asset (NC) Drexel, LLC
374.	OHI Asset (NC) Fayetteville, LLC
375.	OHI Asset (NC) Hallsboro, LLC
376.	OHI Asset (NC) Marion, LLC
377.	OHI Asset (NC) Marshville, LLC
378.	OHI Asset (NC) Mocksville – 1007 Howard Street, LLC
379.	OHI Asset (NC) Mocksville – 1304 Madison Road, LLC
380.	OHI Asset (NC) Nashville, LLC
381.	OHI Asset (NC) Raeford, LLC
382.	OHI Asset (NC) Rocky Mount – 1558 S. Winstead, LLC
383.	OHI Asset (NC) Rocky Mount – 415 N. Winstead, LLC
384.	OHI Asset (NC) Salisbury, LLC
385.	OHI Asset (NC) Saluda, LLC
386.	OHI Asset (NC) Shallotte, LLC
387.	OHI Asset (NC) Wadesboro, LLC
388.	OHI Asset (NC) Waynesville, LLC
389.	OHI Asset (NC) Wilmington, LLC
390.	OHI Asset (NC) Winston Salem, LLC
391.	OHI Asset (NY) 2nd Avenue, LLC
392.	OHI Asset (NY) 93rd Street, LLC
393.	OHI Asset (OH) Huber Heights, LLC
394.	OHI Asset (OH) Lender, LLC
395.	OHI Asset (OH), LLC
396.	OHI Asset (OH) New London, LLC
397.	OHI Asset (OR) Portland, LLC
398.	OHI Asset (OH) Steubenville, LLC
399.	OHI Asset (OH) Toledo, LLC
400.	OHI Asset (OR) Troutdale, LLC
401.	OHI Asset (OH) West Carrollton, LLC
402.	OHI Asset (PA) GP, LLC
403.	OHI Asset (PA) West Mifflin, LP
404.	OHI Asset (PA), LLC
405.	OHI Asset (PA), LP
406.	OHI Asset (SC) Aiken, LLC

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

407.	OHI Asset (SC) Anderson, LLC
408.	OHI Asset (SC) Easley Anne, LLC
409.	OHI Asset (SC) Easley Crestview, LLC
410.	OHI Asset (SC) Edgefield, LLC
411.	OHI Asset (SC) Five Forks, LLC
412.	OHI Asset (SC) Greenville Cottages, LLC
413.	OHI Asset (SC) Greenville Griffith, LLC
414.	OHI Asset (SC) Greenville Laurens, LLC
415.	OHI Asset (SC) Greenville North, LLC
416.	OHI Asset (SC) Greenville, LLC
417.	OHI Asset (SC) Greer, LLC
418.	OHI Asset (SC) Marietta, LLC
419.	OHI Asset (SC) McCormick, LLC
420.	OHI Asset (SC) Orangeburg, LLC
421.	OHI Asset (SC) Pickens East Cedar, LLC
422.	OHI Asset (SC) Pickens Rosemond, LLC
423.	OHI Asset (SC) Piedmont, LLC
424.	OHI Asset (SC) Simpsonville SE Main, LLC
425.	OHI Asset (SC) Simpsonville West Broad, LLC
426.	OHI Asset (SC) Simpsonville West Curtis, LLC
427.	OHI Asset (TN) Bartlett, LLC
428.	OHI Asset (TN) Collierville, LLC
429.	OHI Asset (TN) Jamestown, LLC
430.	OHI Asset (TN) Jefferson City, LLC
431.	OHI Asset (TN) Memphis, LLC
432.	OHI Asset (TN) Monterey, LLC
433.	OHI Asset (TN) Rogersville, LLC
434.	OHI Asset (TX) Anderson, LLC
435.	OHI Asset (TX) Athens, LLC
436.	OHI Asset (TX) Bryan, LLC
437.	OHI Asset (TX) Burleson, LLC
438.	OHI Asset (TX) College Station, LLC
439.	OHI Asset (TX) Comfort, LLC
440.	OHI Asset (TX) Diboll, LLC
441.	OHI Asset (TX) Granbury, LLC
442.	OHI Asset (TX) Hondo, LLC
443.	OHI Asset (TX) Italy, LLC
444.	OHI Asset (TX) Longview, LLC
445.	OHI Asset (TX) Schertz, LLC
446.	OHI Asset (TX) Winnsboro, LLC
447.	OHI Asset (TX) Winnsboro ALF, LLC
448.	OHI Asset (TX), LLC
449.	OHI Asset (UT) Ogden, LLC
450.	OHI Asset (UT) Provo, LLC
451.	OHI Asset (UT) Roy, LLC
452.	OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

453.	OHI Asset (VA) Charlottesville, LLC
454.	OHI Asset (VA) Chesapeake, LLC
455.	OHI Asset (VA) Farmville, LLC
456.	OHI Asset (VA) Galax, LLC
457.	OHI Asset (VA) Hillsville, LLC
458.	OHI Asset (VA) Martinsville SNF, LLC
459.	OHI Asset (VA) Madison, LLC
460.	OHI Asset (VA) Mechanicsville, LLC
461.	OHI Asset (VA) Midlothian, LLC
462.	OHI Asset (VA) Norfolk, LLC
463.	OHI Asset (VA) Portsmouth, LLC
464.	OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC
465.	OHI Asset (VA) Richmond - 9101 Bon Air, LLC
466.	OHI Asset (VA) Rocky Mount, LLC
467.	OHI Asset (VA) Suffolk, LLC
468.	OHI Asset (WA) Battle Ground, LLC
469.	OHI Asset (WA) Fort Vancouver, LLC
470.	OHI Asset (WV) Danville, LLC
471.	OHI Asset (WV) Ivydale, LLC
472.	OHI Asset CHG ALF, LLC
473.	OHI Asset CSB LLC
474.	OHI Asset CSE – E, LLC
475.	OHI Asset CSE – U, LLC
476.	OHI Asset CSE–E Subsidiary, LLC
477.	OHI Asset CSE–U Subsidiary, LLC
478.	OHI Asset HUD CFG, LLC
479.	OHI Asset HUD Delta, LLC
480.	OHI Asset HUD H-F, LLC
481.	OHI Asset HUD SF CA, LLC
482.	OHI Asset HUD SF, LLC
483.	OHI Asset HUD WO, LLC
484.	OHI Asset II (CA), LLC
485.	OHI Asset II (FL), LLC
486.	OHI Asset II (PA), LP
487.	OHI Asset III (PA), LP
488.	OHI Asset IV (PA) Silver Lake, LP
489.	OHI Asset Management, LLC
490.	OHI Asset RO PMM Services, LLC
491.	OHI Asset RO, LLC
492.	OHI Asset S-W, LLC
493.	OHI Asset, LLC
494.	OHI Healthcare Properties Holdco, Inc.
495.	OHI Healthcare Properties Limited Partnership
496.	OHI Mezz Lender, LLC
497.	OHI Tennessee, LLC (f/k/a OHI Tennessee, Inc.)
498.	OHIMA, LLC (f/k/a OHIMA, Inc.)

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

499.	Ohio Aviv Three, L.L.C.
500.	Ohio Aviv Two, L.L.C.
501.	Ohio Aviv, L.L.C.
502.	Ohio Indiana Property, L.L.C.
503.	Ohio Pennsylvania Property, L.L.C.
504.	Oklahoma Two Property, L.L.C.
505.	Oklahoma Warr Wind, L.L.C.
506.	Omaha Associates, L.L.C.
507.	Omega TRS I, Inc.
508.	Orange ALF Property, L.L.C.
509.	Orange Village Care Center, LLC (f/k/a Orange Village Care Center, Inc.)
510.	Orange, L.L.C.
511.	Oregon Associates, L.L.C.
512.	Oso Avenue Property, L.L.C.
513.	Ostrom Avenue Property, L.L.C.
514.	Palm Valley Senior Care, LLC
515.	Panama City Nursing Center LLC
516.	Pavillion North Partners, LLC
517.	Pavillion North, LLP
518.	Pavillion Nursing Center North, LLC
519.	Peabody Associates Two, L.L.C.
520.	Peabody Associates, L.L.C.
521.	Pennington Road Property, L.L.C.
522.	Pensacola Real Estate Holdings I, LLC (f/k/a Pensacola Real Estate Holdings I, Inc.)
523.	Pensacola Real Estate Holdings II, LLC (f/k/a Pensacola Real Estate Holdings II, Inc.)
524.	Pensacola Real Estate Holdings III, LLC (f/k/a Pensacola Real Estate Holdings III, Inc.)
525.	Pensacola Real Estate Holdings IV, LLC (f/k/a Pensacola Real Estate Holdings IV, Inc.)
526.	Pensacola Real Estate Holdings V, LLC (f/k/a Pensacola Real Estate Holdings V, Inc.)
527.	Pocatello Idaho Property, L.L.C.
528.	Pomona Vista L.L.C.
529.	Prescott Arkansas, L.L.C.
530.	PV Realty-Clinton, LLC
531.	PV Realty-Kensington, LLC
532.	PV Realty–Willow Tree, LLC
533.	Raton Property Limited Company
534.	Ravenna Ohio Property, L.L.C.
535.	Red Rocks, L.L.C.
536.	Richland Washington, L.L.C.
537.	Ridgecrest Senior Care, LLC
538.	Riverside Nursing Home Associates Two, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

539.	Riverside Nursing Home Associates, L.L.C.
540.	Rockingham Drive Property, L.L.C.
541.	Rose Baldwin Park Property L.L.C.
542.	S.C. Portfolio Property, L.L.C.
543.	Salem Associates, L.L.C.
544.	San Juan NH Property, LLC
545.	Sandalwood Arkansas Property, L.L.C.
546.	Santa Ana-Bartlett, L.L.C.
547.	Santa Fe Missouri Associates, L.L.C.
548.	Savoy/Bonham Venture, L.L.C.
549.	Searcy Aviv, L.L.C.
550.	Sedgwick Properties, L.L.C.
551.	Seguin Texas Property, L.L.C.
552.	Sierra Ponds Property, L.L.C.
553.	Skyler Boyington, LLC (f/k/a Skyler Boyington, Inc.)
554.	Skyler Florida, LLC (f/k/a Skyler Florida, Inc.)
555.	Skyler Maitland LLC
556.	Skyler Pensacola, LLC (f/k/a Skyler Pensacola, Inc.)
557.	Skyview Associates, L.L.C.
558.	Southeast Missouri Property, L.L.C.
559.	Southern California Nevada, L.L.C.
560.	St. Joseph Missouri Property, L.L.C.
561.	St. Mary’s Properties, LLC (f/k/a St. Mary’s Properties, Inc.)
562.	Star City Arkansas, L.L.C.
563.	Stephenville Texas Property, L.L.C.
564.	Sterling Acquisition, LLC
565.	Stevens Avenue Property, L.L.C.
566.	Sun-Mesa Properties, L.L.C.
567.	Suwanee, LLC
568.	Texas Fifteen Property, L.L.C.
569.	Texas Four Property, L.L.C.
570.	Texas Lessor – Stonegate GP, LLC
571.	Texas Lessor – Stonegate, Limited, LLC
572.	Texas Lessor – Stonegate, LP
573.	Texhoma Avenue Property, L.L.C.
574.	The Suburban Pavilion, LLC (f/k/a The Suburban Pavilion, Inc.)
575.	Tujunga, L.L.C.
576.	Tulare County Property, L.L.C.
577.	Twinsburg Ohio Property, LLC
578.	VRB Aviv, L.L.C.
579.	Washington Idaho Property, L.L.C.
580.	Washington Lessor – Silverdale, LLC
581.	Washington-Oregon Associates, L.L.C.
582.	Watauga Associates, L.L.C.
583.	Wellington Leasehold, L.L.C.
584.	West Pearl Street, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

585.	West Yarmouth Property I, L.L.C.
586.	Westerville Ohio Office Property, L.L.C.
587.	Weston ALF Property, LLC
588.	Wheeler Healthcare Associates, L.L.C.
589.	Whitlock Street Property, L.L.C.
590.	Wilcare, LLC
591.	Willis Texas Aviv, L.L.C.
592.	Yuba Aviv, L.L.C.

[Schedule I – 12th Supplemental Indenture – 2024 Notes]

Schedule II

NEW SUBSIDIARIES

1.	Cuyahoga Falls Property II, L.L.C.
2.	OHI Asset (FL) Graceville, LLC
3.	OHI Asset (FL) Marianna, LLC
4.	OHI Asset (FL) Port St. Joe, LLC
5.	OHI Asset (GA) Cordele, LLC
6.	OHI Asset (KY) Beattyville, LLC
7.	OHI Asset (KY) Louisville – 1120 Cristland, LLC
8.	OHI Asset (KY) Louisville – 2529 Six Mile Lane, LLC
9.	OHI Asset (KY) Morgantown, LLC
10.	OHI Asset (KY) Owensboro, LLC
11.	OHI Asset (TN) Cleveland, LLC
12.	OHI Asset (TN) Columbia, LLC
13.	OHI Asset (TN) Elizabethton, LLC
14.	OHI Asset (TN) Memphis – 1150 Dovecrest, LLC
15.	OHI Asset (TN) Monteagle, LLC
16.	OHI Asset (TN) Mountain City, LLC
17.	OHI Asset (TN) Nashville, LLC
18.	OHI Asset (TN) Pigeon Forge, LLC
19.	OHI Asset (TN) Rockwood, LLC
20.	OHI Asset (TN) Rogersville – 109 Highway 70 North, LLC
21.	OHI Asset (TN) South Pittsburg, LLC
22.	OHI Asset (TN) Spring City, LLC
23.	OHI Asset (TN) Westmoreland, LLC

[Schedule II – 12th Supplemental Indenture – 2024 Notes]